SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT NO. 1

TO

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2003

GENVEC, INC.

(Exact name of issuer as specified in charter)

Delaware	0-24469	23-2705690
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 West Watkins Mill Road
Gaithersburg, MD

(Address of principal executive offices)

20878

(Zip code)

(240) 632-0740

(Registrant’s telephone number, including area code)

Item 7.                                   Financial Statements, Pro Forma Financial Information and Exhibits.

In consultation with is financial and legal advisors, GenVec, Inc. has determined that the financial statements and pro forma financial information called for by Items 7(a) and 7(b), respectively, of Form 8-K, are not required to be filed with this Amendment No. 1 on Form 8-K.  The required financial statements and pro forma financial information appear in GenVec’s joint proxy statement/prospectus included in its Registration Statement on Form S-4 (Registration No. 333-105320) filed with the Securities and Exchange Commission (the “Commission”) on July 21, 2003.

(c) Exhibits.  The following exhibits were filed with the Current Report on Form
8-K filed with the Commission on August 21, 2003:

Exhibit Number Referred to in Item 601 of Regulation S-K	Description

2.1

Agreement and Plan of Reorganization, as amended, between GenVec, Inc. and Diacrin, Inc. dated April 14, 2003 and related Agreement and Plan of Merger between GenVec, Inc. and Diacrin, Inc., dated April 14, 2003.  Incorporated by reference to Appendix A to the joint proxy statement/prospectus included in our Registration Statement on Form S-4 (File No. 333-105320), dated May 16, 2003 and declared effective on July 21, 2003.

4.1	Amendment No. 1 to Rights Agreement, dated August 21, 2003, between GenVec, Inc. and American Stock Transfer & Trust Company, previously filed.

99.1	Press Release, dated August 21, 2003, previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENVEC, INC.
(Registrant)

	By:	/s/ Jeffrey W. Church
Jeffrey W. Church
Chief Financial Officer, Treasurer and Corporate Secretary

Date: October 20, 2003

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Reorganization, as amended, between GenVec, Inc. and Diacrin, Inc. dated April 14, 2003 and related Agreement and Plan of Merger between GenVec, Inc. and Diacrin, Inc., dated April 14, 2003.  Incorporated by reference to Appendix A to the joint proxy statement/prospectus included in our Registration Statement on Form S-4 (File No. 333-105320), dated May 16, 2003 and declared effective on July 21, 2003.

4.1	Amendment No. 1 to Rights Agreement, dated August 21, 2003, between GenVec, Inc. and American Stock Transfer & Trust Company, previously filed.

99.1	Press Release, dated August 21, 2003, previously filed.